UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

June 28, 2011

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ASTRO-MED, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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COMMISSION FILE NUMBER    0-13200

RHODE ISLAND	05-0318215
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(IRS EMPLOYER IDENTIFICATION NUMBER)

600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(401) 828-4000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 29, 2011, Astro-Med, Inc. (the “Registrant”) announced that Albert W. Ondis retired from the Board of Directors and as Chief Executive Officer of the Registrant on June 28, 2011 due to illness.  Mr. Ondis is a founder of the Registrant and has been its Chairman and Chief Executive Officer since 1969.

Also on June 29, 2011, the Board of Directors appointed Jacques V. Hopkins, as Chairman of the Board of Directors and Everett V. Pizzuti as Chief Executive Officer to succeed Mr. Ondis.  Mr. Hopkins, 81, has been a member of the Board of Directors of the Registrant since 1969 and serves as chairman of the Registrant’s Audit Committee.  Mr. Pizzuti, 74, has been President and Chief Operating Officer of the Company since 1971 and a director since 1985.

A copy of the Registrant’s press release regarding the foregoing is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.                      Exhibit

99.1	Press Release dated June 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Astro-Med, Inc.

Date June 29, 2011	By:	/s/ Everett V. Pizzuti
Everett V. Pizzuti
President